UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 17, 2021
Date of Report (Date of earliest event reported)

Southside Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Texas	000-12247	75-1848732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 S. Beckham Avenue,	Tyler,	TX	75701
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code: (903) 531-7111

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.25 par value	SBSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2021, the Board of Directors of Southside Bancshares, Inc. (the “Company”) approved a new Annual Incentive Program (the “Program”), to be administered by the Company’s Compensation Committee (the “Committee”). Participants of the Program for 2021 include named executive officers Lee R. Gibson, Chief Executive Officer, Julie N. Shamburger, Chief Financial Officer, Tim Alexander, Chief Lending Officer, and Brian K. McCabe, Chief Operating Officer, as well as other key executive officers.

The Program provides participants with an opportunity to earn cash awards based on achievement of pre-established performance measures. Performance measures include quantitative performance goals and a qualitative scorecard. Weightings are used to differentiate the relative importance or priority of the performance measures. Each performance measure is weighted a minimum of 5%, with the total quantitative performance goals consisting of 75% and the qualitative scorecard of 25%. The payout for performance measures ranges from minimum threshold of 50%, target of 100% and maximum of 150%. Payout for performance between the minimum threshold, target and maximum is calculated on a straight line basis, and performance below the minimum threshold results in no payout. Each participant is assigned a target award by the Committee, calculated as a percentage of base earnings for the Program year, which represents 100% target payout of all performance measures. Target awards for 2021 for the named executive officers range from 32.5% to 45% of base earnings.

Item 9.01.  Financial Statements and Exhibits

(D)Exhibits.  The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	Southside Bancshares, Inc. Annual Incentive Program

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: June 21, 2021	By:	/s/ JULIE N. SHAMBURGER
Julie N. Shamburger, CPA
Chief Financial Officer
(Principal Financial and Accounting Officer)